Supplement Dated November 9, 2007

to the Prospectus of

CitiSM Institutional U.S. Treasury Reserves dated April 16, 2007

The following information supplements, and to the extent inconsistent, supersedes, the Prospectus of the fund listed above:

Your Account

How to Sell Shares

For CitiSM Institutional U.S. Treasury Reserves, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received, or if your redemption request is received by the co-transfer agent after 2:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

FDXX010478